Comparison of Recourse Debt Maturities/Revolver Capacity

Post-Preferred Equity Offering (3/9/10) Compared to 1/31/09



Millions
1600
1400
1200
1000
800
600
400
200
0
750
54
273
500
200
178
300
200
144
150
100
100
1,376
400
976
1,573
2010 [a]
2011 [b]
2012 [a]
2013
2014 [b]
2015
2016
2017
2034
Total
1/31/09 Debt/Capacity
Current Convertible Debt
Current Non-Convertible Debt/Capacity

[a] Note that the Bank Revolving Credit Facility shows the maximum borrowings available without adjustment for actual borrowings, letters of credit, or reserves.

[b] The 2011 and 2014 Puttable Equity-Linked notes are shown at outstanding principal amounts without adjustment for the unamortized discount.